                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (Amendment No.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement             [_] CONFIDENTIAL, FOR USE OF THE
                                                COMMISSION ONLY (AS PERMITTED
                                                BY RULE 14a-6(e)(2))
[X] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                     NEW HAMPSHIRE THRIFT BANCSHARES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                     NEW HAMPSHIRE THRIFT BANCSHARES, INC.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

    (5) Total fee paid:

        ------------------------------------------------------------------------

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        -----------------------------------------------------------------------

    (2) Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

    (3) Filing Party:

        -----------------------------------------------------------------------

    (4) Date Filed:

        -----------------------------------------------------------------------
Notes:

         [LOGO OF NEW HAMPSHIRE THRIFT BANCSHARES, INC. APPEARS HERE]


                                 March 6, 1998



Dear Shareholder:

          You are cordially invited to attend the Annual Meeting of Shareholders of New Hampshire Thrift Bancshares, Inc. to be held on April 8, 1998, at the Lake Sunapee Bank Building, 1868 Room, 9 Main Street, Newport, New Hampshire, at 10:00 a.m.

          The items of business which will be considered and voted upon this year are explained in the accompanying Proxy Statement. Even if you are planning to attend, please complete and return the enclosed Proxy Card. This will guarantee that your preference will be expressed, and you will still be able to vote your shares in person if you attend.

          If you have any questions about the Proxy Statement or the 1997 Annual Report, please let us hear from you.

                                        Sincerely,


                                        /s/ John J. Kiernan

                                        John J. Kiernan
                                        Chairman of the Board

                     NEW HAMPSHIRE THRIFT BANCSHARES, INC.
                                 9 MAIN STREET
                                   PO BOX 9
                               NEWPORT, NH 03773
                                (603) 863-0886

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD APRIL 8, 1998

          NOTICE IS HEREBY GIVEN to shareholders of New Hampshire Thrift Bancshares, Inc. ("NHTB") that the Annual Meeting of such shareholders will be held at 10:00 a.m. on the 8th day of April, 1998, at the Lake Sunapee Bank Building, 1868 Room, 9 Main Street, Newport, New Hampshire for the following purposes:

          1. To elect three Class I Directors for terms of three years, each expiring at the Annual Meeting in 2001;

          2. To approve the New Hampshire Thrift Bancshares, Inc. 1998 Stock Option Plan;

          3. To ratify the appointment of Shatswell, MacLeod & Company, P.C. as independent auditors for the fiscal year 1998; and

          4. To transact such other business as may properly come before the meeting or any adjournment(s) thereof.

          NOTE: THE MANAGEMENT IS NOT AWARE OF ANY OTHER MATTERS THAT MAY COME BEFORE THE MEETING.

          The date fixed by the Board of Directors as the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting is the close of business on February 13, 1998.



                            By Order of the Board of Directors,


                            /s/ Linda L. Oldham

                            LINDA L. OLDHAM
                            Secretary



March 6, 1998
Newport, New Hampshire


          THE BOARD OF DIRECTORS URGES YOU TO SIGN, DATE AND RETURN YOUR PROXY CARD AS SOON AS POSSIBLE, EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. THIS WILL NOT PREVENT YOU FROM VOTING IN PERSON AT THE MEETING IF YOU DESIRE, AND YOU MAY REVOKE YOUR PROXY BY WRITTEN INSTRUMENT AT ANY TIME PRIOR TO THE VOTE AT THE ANNUAL MEETING. PLEASE INDICATE ON THE PROXY CARD IF YOU WILL BE ATTENDING THE MEETING.

                     NEW HAMPSHIRE THRIFT BANCSHARES, INC.
                                 9 MAIN STREET
                                   PO BOX 9
                         NEWPORT, NEW HAMPSHIRE 03773
                                (603) 863-0886
                         -----------------------------

                                PROXY STATEMENT
                         -----------------------------

                              GENERAL INFORMATION

  This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of New Hampshire Thrift Bancshares, Inc. ("NHTB" or the "Company") for use at the Annual Meeting of the shareholders of the Company to be held on Wednesday, April 8, 1998, for the purposes set forth in the foregoing Notice of Annual Meeting of Shareholders.

  Any shareholder giving a proxy may revoke it before it is voted by notifying the Secretary of the Company in writing before or at the meeting, by executing and delivering a proxy with a later date, or by voting in person at the meeting. All properly executed proxies will be voted as directed by the shareholder on the Proxy Card, and if no choice is specified, they will be voted FOR the listed proposals. The Board of Directors knows of no other matters to be voted upon at the Annual Meeting.

  Management is not aware of any matters other than those set forth in the Notice of the 1998 Annual Meeting of Shareholders that may be brought before the Annual Meeting. If any other matters properly come before the Annual Meeting, the persons named in the accompanying proxy card will vote the shares represented by all properly executed proxies on such matters in such manner as shall be determined by a majority of the Board of Directors of the Company.

  If you are a shareholder whose shares are not registered in your own name, you will need appropriate documentation from your shareholder of record to vote personally at the Annual meeting. Examples of such documentation would include a broker's statement, letter or other document that will confirm your ownership of shares of the Company.

  The only outstanding class of stock issued by the Company and entitled to vote at the Annual Meeting is its Common Stock $0.01 par value. Only shareholders of record of such Common Stock at the close of business on February 13, 1998, are entitled to notice of and to vote at the Annual Meeting. On that date, 2,088,555 shares of Common Stock were issued and outstanding of record. Holders of record of such common shares on February 13, 1998, are entitled to one vote for each share held on any matter which may properly come before the meeting.

  The By-laws of the Company provide that one-third of the outstanding shares entitled to vote represented in person or by proxy constitutes a quorum. In advance of the Annual Meeting of Shareholders the Board of Directors will appoint one to three Inspectors of Election whose duties include: determining the number of shares entitled to vote, shares represented at the meeting, the existence of a quorum and the authenticity, validity and effect of proxies; receiving votes or ballots; hearing and determining all challenges and questions arising in connection with the right to vote; counting and tabulating all votes; determining the results; and conducting the election or vote with fairness to all shareholders. Each nominee for Director, in order to be elected, must receive a majority of the votes cast. A majority of the votes cast is required for the approval of the 1998 Stock Option Plan (the "Option Plan") and the appointment of independent auditors.

  Abstentions are considered in determining the presence of a quorum. Because of the vote required, abstentions will have the same effect as a vote against the proposal to adopt the Option Plan, but will not be counted as votes cast for the election of directors and the proposal to ratify the appointment of the Company's independent auditors and thus, will have no effect on the voting for the election of directors and the ratification of the auditors. Under rules of the NASDAQ National Market System, the election of directors and the proposal to ratify the auditors are considered "discretionary" upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions and for which there will be "broker non-votes." The proposal to approve the Option Plan, however, is considered "non-discretionary" and for which there will be broker non-votes. A broker non-vote will have the same effect as a vote against this proposal.

  As of February 13, 1998, no person or groups of persons, as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, was known by the Company to own beneficially more than 5% of the Company's outstanding common stock.

  The cost of solicitation of proxies by the Board of Directors will be borne by the Company. The Company has engaged Morrow & Co., Inc. to assist in the solicitation of proxies for the meeting. The Company will pay Morrow & Co., Inc. $2,500 in fees for its services, and will reimburse it for its out-of-pocket expenses. In addition to solicitation by mail and by Morrow & Co., Inc., proxies may be solicited by Directors, executive officers and employees of the Company personally or by telephone or telegram. Proxy materials may be also distributed by banks, brokers, custodians and other like parties to the beneficial owners of the Common Stock of the Company, and the Company may reimburse such institutions for their out-of-pocket expenses incurred in connection therewith.

  The Proxy Statement and the accompanying proxy are being mailed to shareholders on or about March 6, 1998. They are accompanied by the Company's 1997 Annual Report to Shareholders.


                 SHAREHOLDER PROPOSALS FOR 1999 ANNUAL MEETING

  Under the Company's By-laws, for business to be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice of such business in writing to the Secretary of the Company. To be timely, a shareholder's notice must be delivered to or mailed and received at the principal executive offices of the Company not less than 30 days nor more than 90 days prior to the meeting; provided, however, that in the event that less than 40 days notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made.

  In order for a shareholder proposal to be considered for inclusion in the Proxy Statement and proxy, it must be received by the Company not less than 120 calendar days in advance of the date the Company mailed its Proxy Statement to shareholders in connection with the previous year's annual meeting. Thus, for shareholder proposals to be considered for inclusion in the Proxy Statement and proxy for the 1999 meeting, they must be received no later than November 6, 1998.

                       PROPOSAL 1--ELECTION OF DIRECTORS

  At this Annual Meeting, three Directors are to be elected for three-year terms. Eight Directors will continue in office for the remainder of their original terms. The shares represented by proxies, as solicited by the Board of Directors, will be voted for the three persons nominated by the Board who are profiled in this statement. All nominees of the Board have indicated that they are willing and able to serve as Directors if elected. If any nominee should become unable or unwilling to serve, which is not now anticipated, the persons named as proxies will vote in accordance with the best judgment for such other person or persons as may be nominated by the Board of Directors.

  The Board of Directors of the Company is divided into three classes having overlapping terms, designated as Classes I, II and III, respectively. Each Class consists of approximately one-third (1/3) of the number constituting the entire Board. The Company's Certificate of Incorporation calls for the Classes to have staggered three-year terms so that the term of only one Class of Directors expires in a given year. The Class I Directors whose current terms will expire at the Annual Meeting are John J. Kiernan, Stephen R. Theroux and Peter R. Lovely. The Board has nominated Messrs. Kiernan, Theroux and Lovely to be elected for three-year terms.

  The Certificate of Incorporation provides that the number of Directors of the Company shall be not less than seven (7) nor more than fifteen (15), with the exact number within these limitations to be as stated in the Company's By-laws. The By-laws currently establish the number of Directors at eleven.

  All of the Directors of the Company also serve and are compensated as Directors of the Company's principal subsidiary, Lake Sunapee Bank, fsb (the "Bank" or "LSB"). The Chairman of the Board of Directors receives an annual retainer of $16,000. Each other Director of LSB, who is not an employee thereof, receives an annual retainer of $11,000 plus an additional $100 for each committee meeting attended.

  The Board of Directors of the Company held fourteen meetings in fiscal 1997. Each Director attended more than 75% of the meetings of the Board of Directors and each Director attended more than 75% of the meetings of the Committees on which he/she served, unless such absences were otherwise excused by the Board of Directors.

  The Executive Committee of NHTB held two meetings in 1997. Members of the Executive Committee are Directors Ensign, Kelley, Kiernan, Theroux and Weed. The Executive Committee, when the Board of Directors is not in session, exercises all of the authority of the Board.

  The Audit Committee of NHTB was established in 1997 and delegated its authority to the Audit Committee of LSB for that year. The Audit Committee of LSB held five meetings in fiscal 1997. The Audit Committee of NHTB began holding regular meetings in fiscal year 1998. Members of the Audit Committee are Directors Fifield, Kiernan, Morrow and Ohler. The function of the Audit Committee is to review reports by the internal auditor and independent public accountants of LSB and NHTB, and to make recommendations to management, based upon its review of these reports, for improved or changed operating procedures that it considers desirable or necessary. Minutes of the meetings of the Audit Committee are reported to the Board of Directors of LSB and the Company.

  The Corporate Organization Committee of NHTB held four meetings in 1997. The members of this committee are Directors Kiernan, Ensign, Fifield, Kelley, Theroux and Weed. The Corporate Organization Committee reviews the corporate structure of the Company and the committee structure of the Board and makes recommendations to management for improvements in corporate structure.

  The full Board of Directors acts as a Nominating Committee for the Company. Nominations, other than those made by or at the direction of the Board of Directors of the Company, must be made pursuant to timely notice in writing to the Secretary of the Company. To be timely, a shareholder's notice shall be delivered to or mailed and received at the principal executive offices of the Company, not less than 30 nor more than 90 days prior to the meeting; provided, however, that in the event that less than 40 days notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely, must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting is mailed or such public disclosure was made.

                      GENERAL INFORMATION ABOUT NOMINEES,
                  CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

  Set forth below is certain biographical information with respect to the nominees, the continuing Directors and Executive Officers. Each of these persons has been engaged in the principal occupation or employment specified for the past five years unless otherwise noted.

NOMINEES FOR ELECTION AS DIRECTOR--TERMS TO EXPIRE IN 2001

  John J. Kiernan, age 71, has been associated with LSB since 1960. He has served as a Director of the Bank since 1968 and was elected Chairman of the Board in 1984. He has served as a Director and Chairman of the Board of NHTB since 1989. Prior to his retirement on December 31, 1991, he served as Chief Executive Officer of LSB and President and Chief Executive Officer of NHTB. Mr. Kiernan is the father-in-law of Stephen R. Theroux.

  Stephen R. Theroux, age 48, was elected Executive Vice President and Chief Financial Officer of LSB effective May, 1987. He has served as a Director of LSB since 1986. Mr. Theroux is Executive Vice President, Chief Financial Officer, and Director of NHTB having served in such capacities since 1989. Mr. Theroux has served as Chief Operating Officer of LSB since 1997. Mr. Theroux is the son-in-law of John J. Kiernan.

  Peter R. Lovely, age 54, has been associated with LSB since 1980. In 1983 he formed the Brokerage Services Department and currently serves as Investment Manager of the Newport, New London, and Upper Valley offices. He has served as a director of LSB since 1996.

 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTORS.

CONTINUING DIRECTORS

CLASS III DIRECTORS--TERMS TO EXPIRE IN 2000

  Ralph B. Fifield, Jr., age 73, retired in 1995 from his position as Executive Vice President of LSB. From April 1987 to August 1990, Mr. Fifield was employed as a regional president of BankEast Corporation, Hanover, New Hampshire. Prior to that, he was a Senior Vice President at the First National Bank of Boston where he retired after 37 years of service. He has served as a Director of LSB and NHTB since 1990.

  John A. Kelley, JR., age 68, is a retired building contractor from Warner, New Hampshire, and is the owner of a commercial laundromat located in Warner, New Hampshire. He has served as a Director of LSB since 1975, and NHTB since 1989.

  Jack H. Nelson, age 53, a resident of Hanover, New Hampshire, is the Chairman of the Board of Directors of North East Environmental Products Inc., a manufacturer and distributor of water treatment equipment. Additionally, Mr. Nelson is President of the Hanover Water Company and serves as a Selectman for the town of Hanover. Mr. Nelson has been a director since 1997.

  Priscilla W. Ohler, age 73, has resided in New London, New Hampshire for over 40 years. She is a volunteer in various state and community activities. Mrs. Ohler has served as a Director of LSB since 1981, and NHTB since 1989.

CLASS II DIRECTORS--TERMS TO EXPIRE IN 1999

  Leonard R. Cashman, age 55, a resident of Etna, New Hampshire, is an owner and a partner of C.O.H. Properties, and owner, President and a Director of C.O.H. Enterprises, Inc., and a partner in Etna Real Estate Associates. He is also involved in the marketing of specialized group medical insurance products. He was formerly Vice President and General Manager of P&C Foods, Inc. Mr. Cashman has been a director since 1997.

  STEPHEN W. ENSIGN, age 50, has been associated with LSB since 1971 and served as Senior Vice President, Senior Loan Officer and Executive Vice President prior to his election as President, Chief Operating Officer and Director, effective May 1987. On January 1, 1992 he was elected Chief Executive Officer of LSB.
Mr. Ensign is a Director of NHTB, having served in such capacity since 1989. Formerly its Executive Vice President, he was elected President and Chief Executive Officer of the Company effective January 1, 1992. In 1997, Mr. Ensign was elected Vice Chairman of the Board of Directors of both NHTB and LSB.

  DENNIS A. MORROW, age 61, is Sales Manager of Cote and Reney Lumber Company in Grantham, New Hampshire, and has been associated with this firm for 20 years.
He has served as a Director of LSB since 1984 and NHTB since 1989.

  KENNETH D. WEED, age 71, is a partner of L.E. Weed & Sons, a cement manufacturer located in Newport, New Hampshire. He has served as a Director of LSB since 1973, and NHTB since 1989.

                 EXECUTIVE COMPENSATION AND OTHER INFORMATION

  Since the formation of the Company in April 1989, none of its Executive Officers and Directors have received any compensation from the Company. The Directors and Executive Officers have received all of their remuneration from LSB.

  The following table provides certain summary information concerning compensation paid or accrued by LSB to or on behalf of the Company's Chief Executive Officer and the Chief Financial Officer for the last three fiscal years ended December 31, 1997. During that time, no other Executive Officer received compensation in excess of $100,000.

                                                                                 LONG TERM COMPENSATION
                                                                           ----------------------------------
                                          ANNUAL COMPENSATION                     AWARDS              PAYOUTS
                                 ---------------------------------------   ----------------------     -------
                                                                           RESTRICTED

                                                            OTHER ANNUAL     STOCK                     LTIP         ALL OTHER
                                        SALARY     BONUS    COMPENSATION    AWARD(S)      OPTIONS     PAYOUTS      COMPENSATION

NAME AND PRINCIPAL POSITION      YEAR    ($)        ($)        $(1)           ($)           (#)       ($)(2)          ($)(3)
-------------------------------  ----  --------   -------   ------------   ----------     -------     -------      ------------

Stephen W. Ensign, CEO           1997  $150,000   $15,000              -            -           -           -           $15,000

                                 1996  $135,000   $10,618              -            -       6,500(4)        -           $13,500

                                 1995  $125,000   $ 6,250              -            -       8,855(4)        -           $14,556

Stephen R. Theroux, Executive    1997  $110,000   $11,000              -            -           -           -           $11,000
 Vice President and CFO

                                 1996  $ 95,000   $ 7,472              -            -       4,600(4)        -           $ 9,500

                                 1995  $ 95,000   $ 4,750              -            -           -           -                 -

----------------

 (1) LSB furnishes automobiles for Messrs. Ensign and Theroux and pays certain club dues to promote and facilitate the business of LSB. Messrs. Ensign and Theroux are responsible for any personal use of the automobile. LSB has determined that the value of such "perquisites" and personal benefits does not exceed the lesser of $50,000 or 10% of Messrs. Ensign's and Theroux's combined salaries and bonuses.

 (2)  Neither the Company nor LSB have a Long-Term Incentive Plan.

 (3) Includes amount paid in return for the cancellation of stock options and payments made pursuant to the Company's Supplemental Executive Retirement Plan. In addition, LSB makes an annual contribution to its Qualified Defined Benefit Plan on behalf of Messrs. Ensign and Theroux and all other eligible employees. The Plan Administrator, National Life Insurance Company of Vermont, is not able to determine the contribution made by LSB attributable to Messrs. Ensign and Theroux or any other employee individually. See discussion under "Retirement Plan."

 (4) Each represents the option to purchase one share of Common Stock of the Company; such options vest in four equal annual installments beginning on the first anniversary of the date of the grant.

         EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AGREEMENTS

  The Company has entered into an employment agreement with Stephen W. Ensign as Chief Executive Officer. The employment agreement is for a period of five years and extends automatically for one additional year on each anniversary date unless either LSB or Mr. Ensign gives contrary written notice in advance. For 1998, the Board has set Mr. Ensign's salary at $156,000. The employment agreement provides for participation in discretionary bonuses, retirement and employment benefit plans and other fringe benefits available to LSB's executive employees.

  The Board of Directors may terminate the employment agreement of Mr. Ensign at any time with or without cause. However, termination without cause would subject LSB to liability for an amount equal to the salary for the remaining term of the agreement without an offset for compensation received from any new employment. Under the terms of the agreement, in the event of a change in control of NHTB or LSB resulting in termination of the agreements, LSB would be liable for an amount equal to five times Mr. Ensign's average salary in the previous five years. Change in control for purposes of the agreement occurs when any person becomes the beneficial owner of 25% or more of the voting shares of LSB's outstanding securities or, if as a result of or in connection with any cash tender or exchange offer, merger or other business combination, sale of assets or contested election, a majority of the Board of Directors is not constituted by individuals who were directors before such transaction.

  The Company has also entered into an employment agreement with Stephen R. Theroux, Executive Vice President and Chief Financial Officer of the Company and Executive Vice President and Chief Operating Officer of LSB. In the event of a change in control of NHTB or LSB resulting in termination of the agreement, LSB would be liable for an amount equal to five times Mr. Theroux's average salary in the previous five years. Change in control has the same meaning in Mr. Theroux's employment agreement as it does in Mr. Ensign's employment agreement. If a change of control occurred, the severance amount payable to Mr. Theroux exceeds $100,000. Mr. Theroux's annual base salary for fiscal 1998 has been set at $114,400.

                              STOCK OPTION PLANS

  NHTB currently has two incentive stock option plans (the "1986 Plan" and the "1987 Plan") which are intended to provide for the granting of "incentive stock options" under Section 422 of the Internal Revenue Code (the "Code"). All salaried employees generally are eligible to be granted options under the 1986 and 1987 Plans. NHTB also has a stock option plan (the "1996 Plan") which provides for the grant of incentive stock options and non-qualified stock options. All salaried employees and directors are eligible to be granted options under the 1996 Plan.

  As of February 13, 1998, options to purchase 13,685 shares have been granted under the 1986 Plan and remain available for exercise. Options to purchase 27,350 shares have been granted under the 1987 Plan and remain available for exercise. No additional options may be granted under the 1986 Plan or the 1987 Plan. Under the 1996 Plan, options to purchase 94,000 shares have been granted and remain available for exercise, while options for 14,000 shares are available for future grant.

  The Plans are administered by the Compensation Committee of the Board of LSB. As to incentive stock options, the Committee recommends the employees to whom options are to be granted and the number of shares to be granted, based upon the employee's length of service, compensation level and his or her responsibilities, duties and functions.

  No option is exercisable after the tenth anniversary from the date it was granted. During the optionee's lifetime, only the optionee can exercise the option. The optionee cannot transfer or assign any option other than by will or in accordance with the laws of descent and distribution. Pursuant to Section 422 of the Code as to incentive stock options, the aggregate fair market value of the stock for which any employee may be granted options which first become exercisable in any calendar year generally may not exceed $100,000. In addition, no grant may be made to any employee owning more than 10% of the shares of NHTB unless the exercise price is at least 110% of the share's fair market value and such option is not exercisable more than five years following the option grant.

  NHTB will receive no monetary consideration for the granting of incentive stock options. Upon the exercise of options, NHTB receives payment from optionees in exchange for shares issued. During the last fiscal year, the Company did not adjust or amend the exercise price of stock options previously awarded.

  The following table provides information with respect to the Named Executive Officers, concerning the exercise of options during the last fiscal year and unexercised options held as of the end of the last fiscal year.


  AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR, AND FISCAL YEAR-END OPTION
                                    VALUES

                                                                                    VALUE OF
                                                                 NUMBER OF         UNEXERCISED
                                                                UNEXERCISED       IN-THE-MONEY
                                                                 OPTIONS AT        OPTIONS AT
                               SHARES                            FY-END (#)         FY-END($)
                              ACQUIRED            VALUE         EXERCISABLE/      EXERCISABLE/
NAME                       ON EXERCISE (#)  REALIZED($)/(3)/   UNEXERCISABLE   UNEXERCISABLE/(3)/
-------------------------  ---------------  ----------------   -------------   ------------------
Stephen W. Ensign/(1)/             10,667             138,671         18,885              169,270

Stephen R. Theroux/(2)/            14,332             170,191          5,800               23,862

----------------------

(1) All of Mr. Ensign's unexercised options are exercisable. The number of unexercised options consists of 3,500 under the 1996 Plan, 6,500 under the 1987 Plan and 8,855 under the 1986 Plan.
(2) All of Mr. Theroux's unexercised options are exercisable. The number of unexercised options consists of 2,300 under the 1987 Plan and 3,500 under the 1996 Plan.
(3) Based upon a market price of $20.50 per share at December 31, 1997, minus the exercise price.

 No options were granted to Messrs. Ensign and Theroux during 1997.


                                RETIREMENT PLAN

  LSB provides eligible employees with a Qualified Defined Benefit Plan designed to meet the requirements of the Employee Retirement Income Security Act ("ERISA"). Eligible employees must be at least 21 years of age and must have been employed by LSB for at least one year. Eligible employees are 100% vested after six years participation. Directors of LSB are not eligible to participate in the Retirement Plan. The National Life Insurance Company of Vermont, Montpelier, Vermont, provides administrative services for the Retirement Plan. During 1997, all eligible employees of LSB and its subsidiaries participated in the Retirement Plan. After attainment of normal retirement age (i.e., age 65), a vested participant is entitled to received normal retirement benefits based upon years of service, level of compensation and Social Security payments. Benefits to participants with less than 22 years of service will be reduced by 1/22 for each year of service less than 22. At December 31, 1997, Mr. Ensign had 26.4 years of service and Mr. Theroux had 10 years credited under the Retirement Plan. The Retirement Plan is funded entirely by contributions from LSB. Contributions are determined based upon an annual census of LSB's eligible employees and their salaries at December 31 of each year. National Life Insurance Company of Vermont is not able to determine the contribution made by LSB attributable to Mr. Ensign or any other employee individually.

  The following table illustrates annual pension benefits for retirement at age 65 under the most advantageous Plan provisions available for various levels of compensation and years of service. Benefits are computed based on an average of an employee's highest three years salary out of the last ten years of employment. There is no Social Security or other offset amount. The figures in this table are based upon the assumption that the Plan continues in its present form and certain other assumptions regarding employee participation, compensation trends and investment performance, i.e., that employee participation continues at present levels, that compensation trends do not change significantly and that the 7.5% figure which has been actuarially calculated for investment performance purposes remains viable.

                  ESTIMATED ANNUAL BENEFITS PAYABLE FOR LIFE

                            YEARS OF SERVICE AT RETIREMENT (AGE 65)
                       ------------------------------------------------
AVERAGE ANNUAL PAY     10 YEARS  15 YEARS  20 YEARS  25 YEARS  30 YEARS
--------------------   --------  --------  --------  --------  --------
$ 50,000               $  7,324   $10,987   $14,650   $18,311   $21,974

  70,000                 10,690    16,037    21,384    26,727    32,074

  90,000                 14,057    21,087    28,177    35,144    42,174

 110,000                 17,423    26,137    34,851    43,560    52,274

 130,000                 20,789    31,187    41,585    51,976    62,374

 150,000                 24,156    36,237    48,318    60,393    72,474




                     PROFIT SHARING--STOCK OWNERSHIP PLAN

  LSB has adopted a Profit Sharing-Stock Ownership Plan to reward eligible employees for long and loyal service by providing them with retirement benefits. The Plan is a qualified defined contribution plan designed to meet the requirements of ERISA and to conform to Section 401(k) of the Internal Revenue Code. All employees of LSB and its subsidiaries who have attained age 21 and have completed one year of service are eligible to participate in the Plan. Participation is not required. Eligible employees electing to participate may contribute between 2% and 15% of salary (up to a maximum of $10,000) to the Plan. Participants will not be subject to federal income taxation on such contributions which constitute salary reductions at the time such contributions are made. LSB may elect, but it is not required, to make discretionary and/or matching contributions to the Plan.

  For fiscal year 1997, LSB made an 10% matching or discretionary contribution to the Plan. Amounts contributed to the Plan are determined by the Board of Directors based upon the profitability of LSB each year. When made, discretionary and matching contributions to the Plan will be invested primarily in company stock. Benefits under the Profit Sharing-Stock Ownership Plan will be payable upon retirement, death or other separation from service.

  The assets of the Profit Sharing-Stock Ownership Plan are held pursuant to an Investment Management Agreement with Charter Trust Company as Agent. The assets are invested as directed by participating employees and LSB.

  A participant's retirement benefit will depend on the amount of the contributions to the Plan together with the gains or losses on the investments.

                    SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

  The Company also maintains a non-qualified deferral compensation plan, known as the New Hampshire Thrift Bancshares, Inc. Supplemental Executive Retirement Plan (the "SERP"). The SERP provides certain executives with supplemental retirement income through deferrals of W-2 income by the executives and contributions by the Company. The SERP is an unfunded plan, providing participants only with a contractual right to obtain the benefits provided thereunder from the general assets of the Company. The Company has established a Grantor Trust for the purpose of accumulating assets necessary to pay benefits under this plan. Marine Midland Bank serves as trustee of the Trust. Currently, only Mr. Ensign and Mr. Theroux participate in the SERP.

                       SECURITY OWNERSHIP OF MANAGEMENT

  The following table sets forth the ownership of Common Stock beneficially held by the Directors of the Company, and Executive Officers of the Company as a group as of February 13, 1998. To the best of the Company's knowledge, each beneficial owner listed has sole investment and voting power with respect to the shares indicated unless otherwise noted.

                                                      NUMBER OF SHARES AND
DIRECTORS, NOMINEES, AND EXECUTIVE OFFICERS      NATURE OF BENEFICIAL OWNERSHIP    PERCENTAGE OF TOTAL SHARES
---------------------------------------------  ----------------------------------  ---------------------------
Leonard R. Cashman                                                      9,926(1)                          .48%

Stephen W. Ensign                                                      49,903(2)                         2.39

Ralph B. Fifield, Jr.                                                  15,658(3)                          .75

John A. Kelley, Jr.                                                    13,052(4)                          .62

John J. Kiernan                                                        25,884(5)                         1.24

Peter R. Lovely                                                        44,838(6)                         2.15

Dennis A. Morrow                                                       21,898(7)                         1.05

Jack H. Nelson                                                         16,158(8)                          .77

Priscilla W. Ohler                                                     17,221(9)                          .82

Stephen R. Theroux                                                     20,310(10)                         .97

Kenneth D. Weed                                                        23,456(11)                        1.12
                                                                      -------                           -----

Total owned by Directors, Nominees and
   Executive Officers as a group
   (11 persons)                                                       258,304                           12.36%


(1) Includes 3,717 shares held jointly by Mr. Cashman and his wife with shared voting and investment power and 2,500 shares subject to outstanding options which are exercisable within 60 days from February 13, 1998.

(2) Includes 27,123 shares held jointly by Mr. Ensign and his wife with shared voting and investment power, 200 shares held by Mr. Ensign as custodian for his minor child under the Uniform Gift to Minors Act for which he has sole voting and investment power, and 18,855 shares subject to outstanding options which are exercisable within 60 days from February 13, 1998.

(3) Includes 8,500 shares subject to outstanding options which are exercisable within 60 days from February 13, 1998.

(4) Includes 10,552 shares held jointly by Mr. Kelley and his wife with shared voting and investment power, with 2,500 shares subject to outstanding options which are exercisable within 60 days from February 13, 1998.

(5) Includes 13,502 shares held jointly by Mr. Kiernan and his wife with shared voting and investment power, with 1,984 shares held in a spousal IRA for which his wife has sole voting and investment power and to which Mr. Kiernan disclaims beneficial ownership, and 8,500 outstanding options which are exercisable within 60 days from February 13, 1998.

(6) Includes 18,107 shares held jointly by Mr. Lovely and his wife with shared voting and investment power, with 300 shares held individually by his wife in addition to 1,161 shares held in a spousal IRA for which his wife has sole voting and investment power to which Mr. Lovely disclaims beneficial ownership, and 11,730 shares subject to outstanding options which are exercisable within 60 days from February 13, 1998.

(7) Includes 6,500 shares subject to outstanding options which are exercisable within 60 days from February 13, 1998.

(8) Includes 2,500 shares subject to outstanding options which are exercisable within 60 days from February 13, 1998.

(9) Includes 8,500 shares subject to outstanding options which are exercisable within 60 days from February 13, 1998.

(10) Includes 11,808 shares held jointly by Mr. Theroux and his wife with shared voting and investment power, and 5,800 shares which are subject to outstanding options which are exercisable within 60 days from February 13, 1998.

(11) Includes 7,478 shares held in trust by Mr. Weed's wife, and 8,500 shares subject to outstanding options which are exercisable within 60 days from February 13, 1998.

                CERTAIN TRANSACTIONS WITH MANAGEMENT AND OTHERS

  LSB maintains a policy that loans to Directors, Executive Officers and principal shareholders must be made on substantially the same terms as those prevailing for loans to unrelated parties, and must not involve more than the normal risk of repayment or present other unfavorable features. In addition, Board of Directors approval (with the interested person abstaining) of aggregate loans to such persons in excess of the higher of $25,000 or 5% of unimpaired capital and surplus, and in any event if more than $500,000 is required. A limit has also been imposed on aggregate loans to a Director, Executive Officer and principal shareholder of the higher of 2.5% of a bank's capital and unimpaired surplus or $25,000, but in no event more than $100,000 (excluding certain home and education loans).

                COMPLIANCE WITH SECTION 16 OF THE EXCHANGE ACT

  Section 16 of the Securities and Exchange Act of 1934 requires the Company's Executive Officers and Directors, and any person owning more than ten percent (10%) of a class of the Company's stock, to file certain reports of ownership and changes in ownership with the Securities and Exchange Commission (SEC). Based solely upon a review of the reports filed with the SEC and furnished to the Company, as well as letters furnished to the Company by various reporting persons, the Company believes it has complied fully with Section 16.

              PROPOSAL 2--APPROVAL OF THE 1998 STOCK OPTION PLAN

GENERAL PLAN INFORMATION

  The Company has adopted, subject to approval by shareholders of the Company, the New Hampshire Thrift Bancshares, Inc. 1998 Stock Option Plan (the "Option Plan"). The Option Plan provides for the grant of options to purchase Common Stock of the Company ("Options") to certain officers, employees and outside directors of the Company, LSB or any affiliate approved by the Board of Directors. The Option Plan is not subject to ERISA and is not a tax-qualified plan under the Code. The principal provisions of the Option Plan are summarized below. The full text of the Option Plan is set forth as Appendix A to this Proxy Statement, to which reference is made, and the summary provided below is qualified in its entirety by such reference.

VOTE REQUIRED

  Approval of the Stock Option Plan requires the affirmative vote of at least a majority of the vote cast in person or by proxy at a duly held shareholders meeting.

  Shares as to which the "ABSTAIN" box has been selected on the Proxy Card will be counted as present and entitled to vote and, accordingly, will have the effect of a vote against Proposal 2. Shares underlying broker non-votes will not be counted as having been voted in person or by proxy and will have the same effect as a vote against Proposal 2, but such shares will not be counted as present and entitled to vote, and will therefore have no effect on the vote for any other purposes with respect to Proposal 2.

PURPOSE OF THE OPTION PLAN

  The purpose of the Option Plan is to promote the growth and profitability of the Company, to provide certain key officers, employees and directors of the Company and its affiliates with an incentive to achieve corporate objectives, to attract and retain individuals of outstanding competence and to provide such individuals with an equity interest in the Company.

DESCRIPTION OF THE OPTION PLAN

  Administration. Plan Administrators who are non-employee Directors will administer the Option Plan and will determine, within the limitations of the Option Plan, the officers and employees to whom Options will be granted, the number of shares subject to each Option, the terms of such Options (including provisions regarding exercisability and acceleration of exercisability) and the procedures by which the Options may be exercised. Subject to certain specific limitations and restrictions set forth in the Option Plan, the Plan Administrators have full and final authority to interpret the Option Plan, to prescribe, amend and rescind rules and regulations, if any, relating to the Option Plan and to make all determinations necessary or advisable for the administration of the Option Plan. The costs and expenses of administering the Option Plan will be borne by the Company.

  Stock Subject to the Option Plan. The maximum aggregate number of shares with respect to which Options may be granted at any time shall be 208,855 shares of Common Stock ("Option Shares"). Such Option Shares may be authorized and unissued shares or shares previously issued and reacquired by the Company. Any Option Shares subject to grants under the Option Plan which expire or are terminated, forfeited or canceled without having been exercised or vested in full, shall again be available for grant under the Plan. As of February 13, 1998, the aggregate fair market value of the Option Shares reserved for issuance was $4,072,673, based on the closing sales price per share of Common Stock of $19.50 on The Nasdaq National Market System on such Record Date.

  Eligibility. Any employee of the Company, the Bank or any affiliate approved by the Board who is selected by the Plan Administrators is eligible to participate in the Option Plan as an "Eligible Employee." As of the Record Date, there were 108 Eligible Employees. Members of the Board or of the Board of Directors of the Bank or any affiliate approved by the Board who are not employees or officers of the Company or the Bank or any affiliate are eligible to participate as an "Eligible Director." As of the Record Date, there were 9 Eligible Directors.

  Terms and Conditions of Options Granted to Officers and Employees. The Option Plan provides for the grant of options which qualify for favorable federal income tax treatment as "incentive stock options" ("ISOs") and non-qualified stock options which do not so qualify ("NQSOs"). ISOs are subject to certain restrictions under the Code. A maximum of 208,855 shares may be issued to all officers and employees in the aggregate. As of the date hereof, no options have been granted or allocated to any Eligible Employees. Any future grants are subject to the discretion of the Board of Directors of the Company and cannot be determined at this time. Unless otherwise designated by the Plan Administrators, Options granted under the Option Plan will be NQSOs, will be exercisable at a price per share equal to the fair market value of a share of Common Stock on the date of the Option grant and will be exercisable for a period of ten years after the date of grant (or for a shorter period ending three months after the option holder's termination of employment for reasons other than death, disability or retirement or termination cause, one year after termination of employment due to death disability or retirement, or immediately upon termination for cause). In no event may an Option be granted with an exercise price per share that is less than fair market value of a share of Common Stock when the Option is granted.
An Option holder's right to exercise Options is suspended during any period when the option holder is the subject of a pending proceeding to terminate his or her employment for cause. If the Option expires during such suspension, the Company will, upon the employee's reinstatement, pay damages equal to the value of the expired Options less the exercise price.

  The Plan Administrators have the discretion under the Option Plan to provide for an Option to vest and become exercisable in installments; the shares compromising each installment may be purchased, in whole or in part, by the Eligible Employee at any time after such installment has become exercisable. Vesting schedules applicable to Options granted to Eligible Employees under the Plan may differ from one another provided that such vesting schedules shall not be inconsistent with the Option Plan.

  Upon the exercise of an Option, the Exercise Price must be paid in full. Payment may be made in cash or in such other consideration as the Plan Administrators deem appropriate, including, but not limited to, Common Stock already owned by the option holder or Option Shares to be acquired by the option holder upon exercise of the Option. Options may be transferred prior to exercise only to certain family members, certain non-profit organizations, and on death of the option holder.

  Terms and Conditions of Options Granted to Outside Directors. Subsequent to the effective date of the Option Plan (the "Option Plan Effective Date"), each person who is an Eligible Director may be granted a NQSO to purchase Option Shares, the number of which will be determined by the Board. No such determination has been made as of the date hereof. In no event, however, will any single director be granted Options to purchase more than 3,000 shares under the Plan and in no event will all Eligible Directors be granted Options representing in the aggregate the right to purchase more than 30% of the shares available under the Option Plan. Options will have an Exercise Price equal to the fair market value of a share of Common Stock on the date of grant and an Exercise Period commencing on the date of grant and expiring on the earlier of
(i) the date he or she ceases to be an Eligible Director due to a termination for cause (in accordance with the bylaws of the Bank or the Company or other affiliate, as applicable) or (ii) the last day of the ten-year period commencing on the date the Option was granted. The Plan Administrators have the discretion to determine the date on which an Option granted to an Eligible Director will be exercisable and may provide for the Option to become exercisable in installments. Options vesting in installments may be purchased in whole or in part at any time after such installment has become exercisable. All Option shares not previously purchased or available for purchase will become available for purchase on the date of the option holder's death, disability, retirement or upon a change in control as defined in the Option Plan.

  Options granted to directors under the Option Plan will be NQSOs. Upon the exercise of an Option, the Exercise Price must be paid in full. Payment may be made in cash or in such other consideration as the Option Committee deems appropriate, including, but not limited to, Common Stock already owned by the option holder or Option Shares to be acquired by the option holder upon exercise of the Option.

TERMINATION OR AMENDMENT OF THE OPTION PLAN

  Unless sooner terminated, the Option Plan will terminate automatically on the day preceding the tenth anniversary of the Option Plan Effective Date. The Board may suspend or terminate the Option Plan in whole or in part at any time prior to the tenth anniversary of the Option Plan Effective Date by giving written notice of such suspension or termination to the Plan Administrators. In the event of any suspension or termination of the Option Plan, all Options theretofore granted under the Option Plan that are outstanding on the date of such suspension or termination of the Option Plan will remain outstanding under the terms of the agreements granting such Options.

  The Board may amend or revise the Option Plan in whole or in part at any time, but if the amendment or revision amends a material term of the Option Plan, such amendment or revision will be subject to approval by the shareholders of the Company to the extent required to comply with Section 162(m) of the Code.

FEDERAL INCOME TAX CONSEQUENCES

  The following discussion is intended only as a summary and does not purport to be a comprehensive description of the federal tax laws, regulations and policies affecting the Company and recipients of ISOs and NQSOs that may be granted under the Option Plan. Any change in applicable law or regulation or in the policies of various taxing authorities may have a material effect on the discussion contained herein.

  There are no federal income tax consequences for the Company or the option holder at the time an ISO is granted or upon the exercise of an ISO. If there is no sale or other disposition of the shares acquired upon the exercise of an ISO within two years after the date the ISO was granted, or within one year after the exercise of the ISO, then at no time will any amount be deductible by the Company with respect to the ISO. If the option holder exercises an ISO and sells or otherwise disposes of the shares so acquired after satisfying the foregoing holding period requirements, then he may realize a capital gain or loss on the sale or disposition. If the option holder exercises his ISO and sells or disposes of his shares prior to satisfying the foregoing holding period requirements, then an amount equal to the difference between the amount realized upon the sale or other disposition of such shares and the price paid for such shares upon the exercise of the ISO will be includible in the ordinary income of such person, and such amount will ordinarily be deductible by the Company at the time it is includible in such person's income.

  With respect to the grant of NQSOs, there are no federal income tax consequences for the Company or the option holder at the date of the grant.
Upon the exercise of a NQSO, an amount equal to the difference between the fair market value of the shares to be purchased on the date of exercise and the aggregate purchase price of such shares is generally includible in the ordinary income of the person exercising such NQSO, although such inclusion may be at a later date in the case of an option holder whose disposition of such shares could result in liability under Section 16(b) of the Securities Exchange Act of 1934, as amended. The Company will ordinarily be entitled to a deduction for federal income tax purposes at the time the option holder is taxed on the exercise of the NQSO equal to the amount which the option holder is required to include as ordinary income. Section 162(m) of the Code limits the Company's deductions of compensation in excess of $1,000,000 per year for the chief executive officer and the four other most highly paid executives named in its proxy statement, but provides for certain exceptions for performance based compensation. The Company intends the Option Plan to comply with the requirements for an exception to Section 162(m) applicable to stock option plans so that the Company's deduction for compensation related to the exercise of stock options would not be subject to the $1,000,000 limitation. No executive of the Company currently receives compensation subject to this limitation.

  The foregoing statements are intended to summarize the general principles of current federal income tax law applicable to Options that may be granted under the Option Plan. State and local tax consequences may also be significant.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE NEW HAMPSHIRE THRIFT BANCSHARES, INC. 1998 STOCK OPTION PLAN.

              PROPOSAL 3--RATIFICATION OF APPOINTMENT OF AUDITORS

  The Board of Directors has appointed Shatswell, MacLeod & Company, P.C. to serve as independent auditors for fiscal year 1998, subject to ratification by the shareholders.

  One or more representatives of Shatswell, MacLeod & Company, P.C. are expected to be present at the Annual Meeting of Shareholders and will have the opportunity to make a statement if they desire to do so, and such representatives are expected to be available to respond to appropriate questions.

  THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR RATIFICATION OF THE APPOINTMENT OF SHATSWELL, MACLEOD & COMPANY, P.C. AS INDEPENDENT AUDITORS.

  A majority of the votes cast is required for ratification. If the shareholders fail to ratify the appointment, such action will be considered as a direction to the Board of Directors to select another independent auditing firm.

 PROPOSAL 4--AUTHORIZATION OF THE BOARD OF DIRECTORS TO DIRECT THE VOTE OF THE PROXIES UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING, AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

GENERAL

  The Board of Directors is not aware of any other business that may properly come before the Annual Meeting. The Board seeks the authorization of the shareholders of the Company, in the event matters properly come before the meeting, including, but not limited to, the consideration of whether to adjourn the Annual Meeting once called to order and to direct the manner in which those shares represented at the Annual Meeting by proxies solicited pursuant to this Proxy Statement shall be voted. In the event that, on the date of the meeting, a proposal has not garnered the support of the requisite number of shares necessary to approve such proposal, a motion to adjourn the meeting, subject to any applicable limitations thereon as set forth in the Company's charter and bylaws, may be entertained. During such time, management could solicit shareholders for additional support in favor of such proposals. Any such motion to adjourn the meeting would require the approval of the majority of outstanding shares of Common Stock present in person or by proxy at the Annual Meeting and entitled to vote thereon. A vote in favor of this proposal is a vote to allow the directors of the Company to adjourn the Annual Meeting for these, or other reasons. As to all such matters, the Board intends that it would direct the voting of such shares in the manner determined by the Board, in its discretion, and in the exercise of its duties and responsibilities, to be in the best interests of the Company and its shareholders, taken as a whole.

VOTE REQUIRED

  The authorization of the Board of Directors, in its discretion, to vote upon such other business as may properly come before the Annual meeting requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock represented in person or by proxy at the Annual meeting and entitled to vote thereon. Accordingly, shares as to which the "ABSTAIN" box has been selected on the Proxy Card will be counted as present and entitled to vote and will have the effect of a vote against this proposal. Shares underlying broker non-votes will not be counted as having been voted in person or by proxy and will have no effect on the vote for this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" AUTHORIZATION OF THE BOARD OF DIRECTORS, IN ITS DISCRETION, TO DIRECT THE VOTE OF THE PROXIES UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING, AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF, INCLUDING, WITHOUT LIMITATION, A MOTION TO ADJOURN THE ANNUAL MEETING.

                    ANNUAL REPORT AND FINANCIAL STATEMENTS

  A copy of the Company's Annual Report to Shareholders for the fiscal year ended December 31, 1997 accompanies this Proxy Statement. Additional copies of the Company's Annual Report to Shareholders may be obtained by written request to the Secretary of the Company.


                            By Order of the Board of Directors


                            /s/ Linda L. Oldham

                            Linda L. Oldham
                            Secretary

Newport, New Hampshire
March 6, 1998

                                                                      APPENDIX A



                     NEW HAMPSHIRE THRIFT BANCSHARES, INC.

                            1998 STOCK OPTION PLAN



                   -----------------------------------------

                               TABLE OF CONTENTS
                               -----------------
                                                                            PAGE
                                                                            ----

                                   ARTICLE I
                                   ---------

                                    PURPOSE
                                    -------

SECTION 1.1    GENERAL PURPOSE OF THE PLAN.....................................1

                                  ARTICLE II
                                  ----------

                                  DEFINITIONS
                                  -----------

SECTION 2.1    BANK............................................................1
SECTION 2.2    BOARD...........................................................1
SECTION 2.3    CHANGE IN CONTROL...............................................1
SECTION 2.4    CODE............................................................3
SECTION 2.5    COMPANY.........................................................3
SECTION 2.6    DISABILITY......................................................3
SECTION 2.7    DISINTERESTED BOARD MEMBER......................................3
SECTION 2.8    EFFECTIVE DATE..................................................3
SECTION 2.9    ELIGIBLE DIRECTOR...............................................3
SECTION 2.10   ELIGIBLE EMPLOYEE...............................................3
SECTION 2.11   EMPLOYER........................................................4
SECTION 2.12   EXCHANGE ACT....................................................4
SECTION 2.13   EXERCISE PRICE..................................................4
SECTION 2.14   FAIR MARKET VALUE...............................................4
SECTION 2.15   FAMILY MEMBER...................................................4
SECTION 2.16   INCENTIVE STOCK OPTION..........................................4
SECTION 2.17   NON-PROFIT ORGANIZATION.........................................5
SECTION 2.18   NON-QUALIFIED STOCK OPTION......................................5
SECTION 2.19   OPTION..........................................................5
SECTION 2.20   OPTION PERIOD...................................................5
SECTION 2.21   OTS REGULATIONS.................................................5
SECTION 2.22   PERSON..........................................................5
SECTION 2.23   PLAN............................................................5
SECTION 2.24   PLAN ADMINISTRATORS.............................................5
SECTION 2.25   RETIREMENT......................................................5
SECTION 2.26   SHARE...........................................................5
SECTION 2.27   TERMINATION FOR CAUSE...........................................5

                                      (i)

                                                                            Page
                                                                            ----
                                  ARTICLE III
                                  -----------

                               AVAILABLE SHARES
                               ----------------

SECTION 3.1    AVAILABLE SHARES................................................7

                                   ARTICLE IV
                                   ----------

                                 ADMINISTRATION
                                 --------------

SECTION 4.1    PLAN ADMINISTRATORS.............................................7
SECTION 4.2    PLAN ADMINISTRATORS' ACTION.....................................7
SECTION 4.3    PLAN ADMINISTRATORS' AUTHORITY..................................8

                                   ARTICLE V
                                   ---------

                     STOCK OPTIONS FOR ELIGIBLE DIRECTORS
                     ------------------------------------

SECTION 5.1    IN GENERAL......................................................8
SECTION 5.2    EXERCISE PRICE..................................................9
SECTION 5.3    OPTION PERIOD...................................................9
SECTION 5.4    VESTING OF OPTIONS..............................................9

                                  ARTICLE VI
                                  ----------

                     STOCK OPTIONS FOR ELIGIBLE EMPLOYEES
                     ------------------------------------

SECTION 6.1    SIZE OF OPTION.................................................10
SECTION 6.2    GRANT OF OPTIONS...............................................10
SECTION 6.3    EXERCISE PRICE.................................................11
SECTION 6.4    OPTION PERIOD..................................................11
SECTION 6.5    REQUIRED REGULATORY PROVISIONS.................................11
SECTION 6.6    ADDITIONAL RESTRICTIONS ON INCENTIVE STOCK OPTIONS.............12

                                  ARTICLE VII
                                  -----------

                             OPTIONS -- IN GENERAL
                             ---------------------

SECTION 7.1    METHOD OF EXERCISE.............................................14
SECTION 7.2    LIMITATIONS ON OPTIONS.........................................15

                                     (ii)

                                 ARTICLE VIII
                                 ------------

                           AMENDMENT AND TERMINATION
                           -------------------------

SECTION 8.1    TERMINATION....................................................16
SECTION 8.2    AMENDMENT......................................................16
SECTION 8.3    ADJUSTMENTS IN THE EVENT OF A BUSINESS REORGANIZATION..........16

                                  ARTICLE IX
                                  ----------

                                 MISCELLANEOUS
                                 -------------

SECTION 9.1    STATUS AS AN EMPLOYEE BENEFIT PLAN.............................17
SECTION 9.2    NO RIGHT TO CONTINUED EMPLOYMENT...............................18
SECTION 9.3    CONSTRUCTION OF LANGUAGE.......................................18
SECTION 9.4    GOVERNING LAW..................................................18
SECTION 9.5    HEADINGS.......................................................18
SECTION 9.6    NON-ALIENATION OF BENEFITS.....................................18
SECTION 9.7    TAXES..........................................................18
SECTION 9.8    APPROVAL OF SHAREHOLDERS.......................................19
SECTION 9.9    NOTICES........................................................19

                                   ARTICLE X
                                   ---------

                                THE TRUST FUND
                                --------------

SECTION 10.1   ESTABLISHMENT OF A TRUST.......................................20
SECTION 10.2   THE TRUST FUND.................................................20
SECTION 10.3   INVESTMENTS OF THE TRUST FUND..................................20

                                     (iii)

                     NEW HAMPSHIRE THRIFT BANCSHARES, INC.
                     -------------------------------------
                            1998 STOCK OPTION PLAN
                            ----------------------

                                   ARTICLE I
                                   ---------

                                    PURPOSE
                                    -------

          SECTION 1.1  GENERAL PURPOSE OF THE PLAN.
                       ---------------------------

          The purpose of the Plan is to promote the growth and profitability of New Hampshire Thrift Bancshares, Inc., to provide eligible directors, key officers and employees of New Hampshire Thrift Bancshares, Inc. and its affiliates with an incentive to achieve corporate objectives, to attract and retain individuals of outstanding competence and to provide such individuals with an equity interest in New Hampshire Thrift Bancshares, Inc.

                                  ARTICLE II
                                  ----------

                                  DEFINITIONS
                                  -----------

          The following definitions shall apply for the purposes of this Plan, unless a different meaning is plainly indicated by the context:

          SECTION 2.1  BANK means Lake Sunapee Bank, f.s.b., a federally
                       ----
chartered savings bank, and any successor thereto.

          SECTION 2.2  BOARD means the Board of Directors of the Company.
                       -----

          SECTION 2.3  CHANGE IN CONTROL means any of the following events:
                       -----------------

          (a) the occurrence of any event upon which any "person" (as such term is used in sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended ("Exchange Act")), other than (A) a trustee or other fiduciary holding securities under an employee benefit plan maintained for the benefit of employees of the Company; (B) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company; or (C) any group constituting a person in which employees of the Company are substantial members, becomes the "beneficial owner" (as defined in Rule 13d-3 promulgated under the Exchange
   Act), directly or indirectly, of securities issued by the Company representing 20% or more of the combined voting power of all of the Company's then outstanding securities, for any securities purchased by the Company's employee stock ownership plan and trust; and

          (b) the occurrence of any event upon which the individuals who on the date the Plan is adopted are members of the Board, together with individuals whose election by the Board or nomination for election by the Company's stockholders was approved by the affirmative vote of at least three-quarters of the members of the Board then in office who were either members of the Board on the date this Plan is adopted or whose nomination or election was previously so approved, cease for any reason to constitute a majority of the members of the Board, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors of the Company (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act); or

          (c) the shareholders of the Company approve either:

              (i) a merger or consolidation of the Company with any other corporation, other than a merger or consolidation following which both of the following conditions are satisfied:

                  (A) either (I) the members of the Board of the Company
              immediately prior to such merger or consolidation constitute at least a majority of the members of the governing body of the institution resulting from such merger or consolidation; or (II) the shareholders of the Company own securities of the institution resulting from such merger or consolidation representing 80% or more of the combined voting power of all such securities of the resulting institution then outstanding in substantially the same proportions as their ownership of voting securities of the Company immediately before such merger or consolidation; and

                  (B) the entity which results from such merger or consolidation expressly agrees in writing to assume and perform the Company's obligations under the Plan; or

              (ii) a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of its assets; and

         (d) the occurrence of an event which would require the Company to report a response it to Item 1(a) of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Exchange Act of 1934;

         (e) the occurrence of an event which would result in a Change in Control of the Bank within the meaning of the Home Owners' Loan Act of 1933 and the Rules and Regulations promulgated by the Office of Thrift Supervision ("OTS"), as in effect on the date hereof (provided that in applying the definition of change in control as set forth in the rules and regulations of the OTS, the Board shall substitute its judgment for that of the OTS); and

         (f) any event that would be described in section 2.3(a), (b), (c) or
   (d) if "the Bank" were substituted for "the Company" therein.

         SECTION 2.4  CODE means the Internal Revenue Code of 1986 (including
                      ----
the corresponding provisions of any succeeding law).

         SECTION 2.5  COMPANY means New Hampshire Thrift Bancshares, Inc., a
                      -------
corporation organized and existing under the laws of the State of Delaware, and any successor thereto.

         SECTION 2.6  DISABILITY means a condition of total incapacity,
                      ----------
mental or physical, for further performance of duty with the Employer which the Plan Administrators shall have determined, on the basis of competent medical evidence, is likely to be permanent.

         SECTION 2.7  DISINTERESTED BOARD MEMBER means a member of the Board
                      --------------------------
who (a) is not a current employee of the Company or a subsidiary, (b) is not a former employee of the Company who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year, (c) has not been an officer of the Company, (d) does not receive remuneration from the Company or a subsidiary, either directly or indirectly, in any capacity other than as a director and (e) does not possess an interest in any other transaction, and is not engaged in a business relationship, for which disclosure would be required pursuant to Item 404(a) or (b) of the proxy solicitation rules of the Securities and Exchange Commission. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of section 162(m) of the Code or Rule 16b-3 promulgated under the Exchange Act.

         SECTION 2.8  EFFECTIVE DATE means April 8, 1998.
                      --------------

         SECTION 2.9  ELIGIBLE DIRECTOR means a member of the board of
                      -----------------
directors of an Employer who is not also an employee or an officer of an Employer.

         SECTION 2.10 ELIGIBLE EMPLOYEE means any employee whom the Plan
                      -----------------
Administrators may determine to be a key officer or employee of an Employer and select to receive a grant of an Option pursuant to the Plan.

         SECTION 2.11 EMPLOYER means the Company, the Bank and any successor
                      --------
thereto and, with the prior approval of the Board, and subject to such terms and conditions as may be imposed by the Board, any other savings bank, savings and loan association, bank, corporation, financial institution or other business organization or institution. With respect to any Eligible Employer or Eligible Director, the Employer shall mean the entity which employs such person or upon whose board of directors such person serves.

         SECTION 2.12 EXCHANGE ACT means the Securities Exchange Act of 1934,
                      ------------
as amended.

         SECTION 2.13 EXERCISE PRICE means the price per Share at which
                      --------------
Shares subject to an Option may be purchased upon exercise of the Option; provided, however, that the Exercise Price shall not be less than the Fair Market Value of a Share on the date on which the Option is granted.

         SECTION 2.14 FAIR MARKET VALUE means, with respect to a Share on a
                      -----------------
specified date:

         (a) the final reported sales price on the date in question (or if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) as reported in the principal consolidated reporting system with respect to securities listed or admitted to trading on the principal United States securities exchange on which the Shares are listed or admitted to trading; or

         (b) if the Shares are not listed or admitted to trading on any such exchange, the closing bid quotation with respect to a Share on such date on the National Association of Securities Dealers Automated Quotations System, or, if no such quotation is provided, on another similar system, selected by the Plan Administrators, then in use; or

         (c) if sections 2.14(a) and (b) are not applicable, the fair market value of a Share as the Plan Administrators may determine.

         SECTION 2.15 FAMILY MEMBER means the spouse, parent, child or
                      -------------
sibling of an Eligible Director or Eligible Employee.

         SECTION 2.16 INCENTIVE STOCK OPTION means a right to purchase Shares
                      ----------------------
that is granted to an Eligible Employee pursuant to section 6.1, that is designated by the Plan Administrators to be an Incentive Stock Option and that is intended to satisfy the requirements of section 422 of the Code.

         SECTION 2.17 NON-PROFIT ORGANIZATION means any organization which is
                      -----------------------
exempt from federal income tax under section 501(c)(3), (4), (5), (6), (7), (8) or (10) of the Code.

         SECTION 2.18 NON-QUALIFIED STOCK OPTION means a right to purchase
                      --------------------------
Shares that is granted pursuant to section 5.1 or 6.1. For Eligible Employees, an Option will be a Non-Qualified Stock Option if (a) it is not designated by the Plan Administrators to be an Incentive Stock Option, or (b) it does not satisfy the requirements of section 422 of the Code.

         SECTION 2.19 OPTION means either an Incentive Stock Option or a Non-
                      ------
Qualified Stock Option.

         SECTION 2.20 OPTION PERIOD means the period during which an Option
                      -------------
may be exercised, determined in accordance with sections 5.3 and 6.4.

         SECTION 2.21 OTS REGULATIONS means the regulations issued by the
                      ---------------
Office of Thrift Supervision and applicable to the Bank.

         SECTION 2.22 PERSON means an individual, a corporation, a bank, a
                      ------
savings bank, a savings and loan association, a financial institution, a partnership, an association, a joint-stock company, a trust, an estate, an unincorporated organization and any other business organization or institution.

         SECTION 2.23 PLAN means the New Hampshire Thrift Bancshares, Inc.
                      ----
1998 Stock Option Plan, as amended from time to time.

         SECTION 2.24 PLAN ADMINISTRATORS shall mean the individuals
                      -------------------
described in section 4.1.

         SECTION 2.25 RETIREMENT means retirement at or after the normal or
                      ----------
early retirement date set forth in any tax-qualified retirement plan of the Bank.

         SECTION 2.26 SHARE means a share of Common Stock, par value $.01 per
                      -----
share, of New Hampshire Thrift Bancshares, Inc.

         SECTION 2.27 TERMINATION FOR CAUSE means one of the following:
                      ---------------------

         (a) with respect to an Eligible Employee who is not an officer or employee of any bank or savings institution regulated by the Office of Thrift Supervision, "Termination for Cause" means termination of employment with the Employer upon the occurrence of any of the following: (i) the employee intentionally engages in dishonest conduct in connection with his performance of services for the Employer resulting in his conviction of a felony; (ii) the employee is convicted of, or pleads guilty or nolo contendere to, a felony or any crime involving moral turpitude; (iii) the employee willfully fails or refuses to perform his duties under any employment or retention agreement and fails to cure such breach within sixty
   (60) days following written notice thereof from the Employer; (iv) the employee breaches his fiduciary duties to the Employer for personal profit; or (v) the employee's willful breach or violation of any law, rule or regulation (other than traffic violations or similar offenses), or final cease and desist order in connection with his performance of services for the Employer;

         (b) with respect to an Eligible Employee who is an officer or employee of a bank or savings institution regulated by the Office of Thrift Supervision, "Termination for Cause" means termination of employment for personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease and desist order, or any material breach of this Agreement, in each case as measured against standards generally prevailing at the relevant time in the savings and community banking industry; provided, however, that such individual shall not be deemed to have been discharged for cause unless and until he shall have received a written notice of termination from the Board, which notice shall be given to such individual not later than five (5) business days after the board of directors of the Employer adopts, and shall be accompanied by, a resolution duly approved by affirmative vote of a majority of the entire board of directors of the Employer at a meeting called and held for such purpose (which meeting shall be held not less than fifteen (15) days nor more than thirty (30) days after notice to the individual), at which meeting there shall be a reasonable opportunity for the individual to make oral and written presentations to the members of the board of directors of the Employer, on his own behalf, or through a representative, who may be his legal counsel, to refute the grounds for the proposed determination) finding that in the good faith opinion of the board of directors of the Employer grounds exist for discharging the individual for cause.

         (c) with respect to an Eligible Director, "Termination for Cause" shall be determined in accordance with the applicable Employer's Bylaws.

                                  ARTICLE III
                                  -----------

                               AVAILABLE SHARES
                               ----------------

          SECTION 3.1   AVAILABLE SHARES.
                        ----------------

          (a) Subject to section 8.3, the maximum aggregate number of Shares with respect to which Options may be granted at any time shall be 208,855 Shares. Such Shares may be authorized and unissued shares, treasury shares, or shares previously issued and reacquired by the Company.

          (b) For purposes of this section 3.1, an Option shall not be considered as having been exercised to the extent that such Option terminates by reason other than the purchase of related Shares; provided, however, that for purposes of meeting the requirements of section 162(m) of the Code, no Eligible Employee who is a covered employee under section 162(m) of the Code shall receive a grant of Options in excess of 146,198 Shares, computed as if any Option which is canceled reduced the maximum number of Shares.

          (c) Any Shares subject to awards under the Plan which are terminated, expire, forfeited or are canceled without having been exercised in full, shall again be available for grant under the Plan.

                                  ARTICLE IV
                                  ----------

                                ADMINISTRATION
                                --------------

          SECTION 4.1   PLAN ADMINISTRATORS.
                        -------------------

          The Plan shall be administered by the Board of Directors of the Bank or by a committee of such Board consisting of three or more directors to whom administration of the Plan has been delegated by resolution of such Board and none of whom are eligible to receive Options under the Plan except as provided in section 5.1. Actions of the Plan Administrators shall be taken by majority vote or by unanimous written consent. All Plan Administrators shall be Disinterested Board Members.

          SECTION 4.2   PLAN ADMINISTRATORS' ACTION.
                        ---------------------------

          The Plan Administrators shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. All actions of the Plan Administrators shall be final and conclusive and shall be binding upon the Employer and all other interested parties. Any Person dealing with the Plan Administrators shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by the secretary of the Plan Administrators and one of the Plan Administrators, by two Plan Administrators or by a representative of the Plan Administrators authorized to sign the same in their behalf.

          SECTION 4.3   PLAN ADMINISTRATORS' AUTHORITY.
                        ------------------------------

          Subject to the provisions of the Plan, and with a view to effecting its purpose, the Plan Administrators shall have sole authority, in their absolute discretion with respect to Options, (a) to construe and interpret the Plan; (b) to define the terms used herein; (c) to prescribe, amend, and rescind rules and regulations relating to the Plan; (d) to determine, based upon criteria to be established by the Plan Administrators, the individual employees to whom Options shall be granted under the Plan; (e) to determine the time or times at which Options shall be granted to employees under the Plan; (f) to determine the number of Shares subject to each Option, the Exercise Price and the duration of each Option granted under the Plan; and (g) to determine all of the other terms and conditions of Options granted under the Plan. The Plan Administrators shall have the authority and discretion to prescribe forms for the operation and administration of the Plan and to take other action not inconsistent with the provisions of the Plan that may be deemed necessary or appropriate. All decisions, determinations and interpretations made by the Plan Administrators shall be binding and conclusive on all participants in the Plan and on their legal representatives, heirs and beneficiaries.

                                   ARTICLE V
                                   ---------

                     STOCK OPTIONS FOR ELIGIBLE DIRECTORS
                     ------------------------------------

          SECTION 5.1   IN GENERAL.
                        ----------

          (a) An aggregate of 62,657 Shares shall be reserved for the issuance of Options to Eligible Directors under this Plan. In no event shall any Eligible Director be granted Options to purchase more than an aggregate of 3,000 Shares at any time hereunder.

          (b) Any Option granted under this section 5.1 shall be evidenced by a written agreement which shall:

              (i)  specify the number of Shares covered by the Option;

              (ii) specify the Exercise Price, determined in accordance with section 5.2, for the Shares subject to the Option;

             (iii)  specify the Option Period determined in accordance with section 5.3;

             (iv) set forth specifically or incorporate by reference the applicable provisions of the Plan; and

             (v) contain such other terms and conditions not inconsistent with the Plan as the Plan Administrators may, in their discretion, prescribe with respect to an Option granted to an Eligible Director.


          SECTION 5.2    EXERCISE PRICE.
                         --------------

          The Exercise Price for an Option granted to an Eligible Director shall be the Fair Market Value of a Share on the date on which the Option is granted.

          SECTION 5.3   OPTION PERIOD.
                        -------------

          Subject to section 5.4, the Option Period during which an Option granted to an Eligible Director under section 5.1 may be exercised shall commence on the date the Option is granted and shall expire on the earlier of:

          (a) the date of the Eligible Director's Termination for Cause;

          (b) the close of business on the last day of the one-year period commencing on the date of the Eligible Director's termination of service due to death, Disability or Retirement; or

          (c) the last day of the ten-year period commencing on the date on which the Option was granted.

          SECTION 5.4    VESTING OF OPTIONS.
                         ------------------

          The Plan Administrators, in their sole discretion, shall determine, at the time an Option is granted to an Eligible Director, the date or dates upon which all or a portion of the Option shall vest and become exercisable and such date or dates shall constitute the Option's vesting schedule; provided, however, that each Option granted hereunder shall automatically become 100% vested and fully exercisable in the event of an Option holder's death, Disability or Retirement or in the event of a Change in Control. In the event the Plan Administrators provide for an Option to vest and become exercisable in installments, the Shares comprising each installment may be purchased, in whole or in part, by the Eligible Director at any time after such installment has become exercisable. The vesting schedule applicable to an Option granted to an Eligible Director shall be specified in the Option agreement issued to such Eligible Director and the vesting schedules applicable to Options granted to Eligible Directors under this Plan may differ from one another provided that all vesting schedules applicable to all Options granted hereunder shall not be inconsistent with the terms and provisions of this Plan.

                                  ARTICLE VI
                                  ----------

                     STOCK OPTIONS FOR ELIGIBLE EMPLOYEES
                     ------------------------------------

          SECTION 6.1  SIZE OF OPTION.
                       --------------

          Subject to section 6.2 and such limitations as the Board may from time to time impose, the number of Shares as to which an Eligible Employee may be granted Options shall be determined by the Plan Administrators, in their discretion. The maximum number of Shares that may be optioned to any one individual under this Plan during its entire duration shall be the entire number of Shares available under section 3.1(b) of the Plan.

          SECTION 6.2   GRANT OF OPTIONS.
                        ----------------

          (a) Subject to the limitations of the Plan, the Plan Administrators may, in their discretion, grant to an Eligible Employee an Option to purchase Shares. An Option granted to an Eligible Employee shall be designated as either an Incentive Stock Option or a Non-Qualified Stock Option and, if not designated as either, shall be a Non-Qualified Stock Option.

          (b) Any Option granted under this section 6.2 shall be evidenced by a written Option agreement which shall:

              (i)  specify the number of Shares covered by the Option;

              (ii) specify whether it is an Incentive Stock Option or a Non-Qualified Stock Option, or both;

             (iii) specify the Exercise Price, determined in accordance with section 6.3, for the Shares subject to the Option;

             (iv)  specify the Option Period determined in accordance with section 6.4;

             (v) set forth specifically or incorporate by reference the applicable provisions of the Plan; and

             (vi) contain such other terms and conditions not inconsistent with the Plan as the Plan Administrators may, in their discretion, prescribe with respect to an Option granted to an Eligible Employee.

          SECTION 6.3  EXERCISE PRICE.
                       --------------

          The Exercise Price for an Option granted to an Eligible Employee shall be determined by the Plan Administrators, in their discretion; provided, however, that the Exercise Price shall not be less than the Fair Market Value of a Share on the date on which the Option is granted.

          SECTION 6.4  OPTION PERIOD.
                       -------------

          Subject to section 6.5, the Option Period during which an Option granted to an Eligible Employee may be exercised shall commence on the date specified by the Plan Administrators in the Option agreement and shall expire on the date specified in the Option agreement or, if no date is specified, on the earliest of:

          (a) the close of business on the last day of the three-month period commencing on the date of the Eligible Employee's termination of employment with the Employer, other than on account of death or Disability, Retirement or a Termination for Cause;

          (b) the close of business on the last day of the one-year period commencing on the date of the Eligible Employee's termination of employment due to death, Disability or Retirement;

          (c) the date and time when the Eligible Employee ceases to be an employee of the Employer due to a Termination for Cause; and

          (d) the last day of the ten-year period commencing on the date on which the Option was granted.

          SECTION 6.5  VESTING OF OPTIONS.
                       ------------------

          (a) Subject to the special requirements applicable to Incentive Stock Options set forth in section 6.6 hereof, the Plan Administrators, in their sole discretion, shall determine, at the time an Option is granted to an Eligible Employee, the date or dates upon which all or a portion of such Option shall vest and become exercisable and such date or dates shall constitute the Option's vesting schedule; provided, however, that each Option granted hereunder shall automatically become 100% vested and fully exercisable in the event of the Option holder's death, Disability or Retirement or in the event of a Change in Control. In the event the Plan Administrators provide for an Option to vest and become exercisable in installments, the Shares comprising each installment may be purchased, in whole or in part, by the Eligible Employee at any time after such installment has become exercisable. The vesting schedule applicable to an Option granted to an Eligible Employee shall be specified in the Option agreement issued to such Employee and the vesting schedules applicable to Options granted to Eligible Employees under this Plan may differ from one another provided that all vesting schedules applicable to all Options granted hereunder shall not be inconsistent with the terms and conditions of this Plan.

          (b) The Option Period of any Option granted to an Eligible Employee hereunder, whether or not previously vested, shall be suspended as of the time and date at which the Option holder has received notice from the Board that his or her employment is subject to a possible Termination for Cause. Such suspension shall remain in effect until the Option holder receives official notice from the Board that he or she has been cleared of any possible Termination for Cause, at which time, the original Exercise Period shall be reinstated without any adjustment for the intervening suspended period. In the event that the Option Period under section 6.4 expires during such suspension, the Company shall pay to the Eligible Employee, within 30 days after his reinstatement as an employee of the Company, damages equal to the value of the expired Options less the Exercise Price of such Options.

          (c) No Option granted to an Eligible Employee hereunder, whether or not previously vested, shall be exercised after the time and date at which the Option holder's employment with the Employer is terminated in a Termination for Cause.

          SECTION 6.6  ADDITIONAL RESTRICTIONS ON INCENTIVE STOCK OPTIONS.
                       --------------------------------------------------

          In addition to the limitations of section 7.2, an Option granted to an Eligible Employee designated by the Plan Administrators to be an Incentive Stock Option shall be subject to the following limitations:

          (a) If, for any calendar year, the sum of (i) plus (ii) exceeds $100,000, where (i) equals the Fair Market Value (determined as of the date of the grant) of Shares subject to an Option intended to be an Incentive Stock Option which first become available for purchase during such calendar year, and (ii) equals the Fair Market Value (determined as of the date of grant) of Shares subject to any other options intended to be Incentive Stock Options and previously granted to the same Eligible Employee which first become exercisable in such calendar year, then that number of Shares optioned which causes the sum of (i) and (ii) to exceed $100,000 shall be deemed to be Shares optioned pursuant to a Non-Qualified Stock Option or Non-Qualified Stock Options, with the same terms as the Option or Options intended to be an Incentive Stock Option;

          (b) The Exercise Price of an Incentive Stock Option granted to an Eligible Employee who, at the time the Option is granted, owns Shares comprising more than 10% of the total combined voting power of all classes of stock of the Company shall not be less than 110% of the Fair Market Value of a Share, and if an Option designated as an Incentive Stock Option shall be granted at an Exercise Price that does not satisfy this requirement, the designated Exercise Price shall be observed and the Option shall be treated as a Non-Qualified Stock Option;

          (c) The Option Period of an Incentive Stock Option granted to an Eligible Employee who, at the time the Option is granted, owns Shares comprising more than 10% of the total combined voting power of all classes of stock of the Company, shall expire no later than the fifth anniversary of the date on which the Option was granted, and if an Option designated as an Incentive Stock Option shall be granted for an Option Period that does not satisfy this requirement, the designated Option Period shall be observed and the Option shall be treated as a Non-Qualified Stock Option;

          (d) An Incentive Stock Option that is exercised during its designated Option Period but more than:

              (i) three (3) months after the termination of employment with the Company, a parent or a subsidiary (other than on account of disability within the meaning of section 22(e)(3) of the Code or death) of the Eligible Employee to whom it was granted; and

             (ii) one (1) year after such individual's termination of employment with the Company, a parent or a subsidiary due to disability (within the meaning of section 22(e)(3) of the Code);

   may be exercised in accordance with the terms but shall at the time of exercise be treated as a Non-Qualified Stock Option; and

          (e) Except with the prior written approval of the Plan Administrators, no individual shall dispose of Shares acquired pursuant to the exercise of an Incentive Stock Option until after the later of (i) the second anniversary of the date on which the Incentive Stock Option was granted, or (ii) the first anniversary of the date on which the Shares were acquired.

                                  ARTICLE VII
                                  -----------

                             OPTIONS -- IN GENERAL
                             ---------------------

          SECTION 7.1  METHOD OF EXERCISE.
                       ------------------

          (a) Subject to the limitations of the Plan and the Option agreement, an Option holder may, at any time during the Option Period, exercise his or her right to purchase all or any part of the Shares to which the Option relates; provided, however, that the minimum number of Shares which may be purchased at any time shall be 100, or, if less, the total number of Shares relating to the Option which remain unpurchased. An Option holder shall exercise an Option to purchase Shares by:

             (i) giving written notice to the Plan Administrators, in such form and manner as the Plan Administrators may prescribe, of his intent to exercise the Option;

            (ii) delivering to the Plan Administrators full payment, consistent with section 7.1(b), for the Shares as to which the Option is to be exercised; and

           (iii) satisfying such other conditions as may be prescribed in the Option agreement.

          (b) The Exercise Price of Shares to be purchased upon exercise of any Option shall be paid in full in cash (by certified or bank check or such other instrument as the Company may accept) or, if and to the extent permitted by the Plan Administrators, by one or more of the following: (i) in the form of Shares already owned by the Option holder having an aggregate Fair Market Value on the date the Option is exercised equal to the aggregate Exercise Price to be paid;
(ii) by requesting the Company to cancel without payment Options outstanding to such Person for that number of Shares whose aggregate Fair Market Value on the date of exercise, when reduced by their aggregate Exercise Price, equals the aggregate Exercise Price of the Options being exercised; or (iii) by a combination thereof. Payment for any Shares to be purchased upon exercise of an Option may also be made by delivering a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the purchase price. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

          (c) When the requirements of section 7.1(a) and (b) have been satisfied, the Plan Administrators shall take such action as is necessary to cause the issuance of a stock certificate evidencing the Option holder's ownership of such Shares. The Person exercising the Option shall have no right to vote or to receive dividends, nor have any other rights with respect to the Shares, prior to the date as of which such Shares are transferred to such Person on the stock transfer records of the Company, and no adjustments shall be made for any dividends or other rights for which the record date is prior to the date as of which such transfer is effected, except as may be required under section 8.3.

          SECTION 7.2  LIMITATIONS ON OPTIONS.
                       ----------------------

          (a) Subject to the last sentence in this section 7.2(a), an Option by its terms shall not be transferable by the Option holder other than to Family Members or Non-profit Organizations or by will or by the laws of descent and distribution and shall be exercisable, during the lifetime of the Option holder, only by the Option holder, a Family Member or a Non-profit Organization. Any such transfer shall be effected by written notice to the Company given in such form and manner as the Plan Administrators may prescribe and shall be recognized only if such notice is received by the Company prior to the death of the person giving it. Thereafter, the transferee shall have, with respect to such Option, all of the rights, privileges and obligations which would attach thereunder to the transferor if the Option were issued to such transferor. If a privilege of the Option depends on the life, employment or other status of the transferor, such privilege of the Option for the transferee shall continue to depend on the life, employment or other status of the transferor. The Plan Administrators shall have full and exclusive authority to interpret and apply the provisions of this Plan to transferees to the extent not specifically described herein. Notwithstanding the foregoing, an Option that is not intended to be an Incentive Stock Option shall not be transferable by an Eligible Employee other than by will or the laws of descent and distribution, and is exercisable, during his lifetime, solely by him.

          (b) The Company's obligation to deliver Shares with respect to an Option shall, if the Plan Administrators so request, be conditioned upon the receipt of a representation as to the investment intention of the Option holder to whom such Shares are to be delivered, in such form as the Plan Administrators shall determine to be necessary or advisable to comply with the provisions of applicable federal, state or local law. It may be provided that any such representation shall become inoperative upon a registration of the Shares or upon the occurrence of any other event eliminating the necessity of such representation. The Company shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed, or (ii) the completion of such registration or other qualification under any state or federal law, rule or regulation as the Plan Administrators shall determine to be necessary or advisable.

                                 ARTICLE VIII
                                 ------------

                           AMENDMENT AND TERMINATION
                           -------------------------

          SECTION 8.1  TERMINATION.
                       -----------

          The Board may suspend or terminate the Plan in whole or in part at any time prior to the tenth anniversary of the Effective Date by giving written notice of such suspension or termination to the Plan Administrators. Unless sooner terminated, the Plan shall terminate automatically on the day preceding the tenth anniversary of the Effective Date. In the event of any suspension or termination of the Plan, all Options theretofore granted under the Plan that are outstanding on the date of such suspension or termination of the Plan shall remain outstanding and exercisable for the period and on the terms and conditions set forth in the Option agreements evidencing such Options.

          SECTION 8.2  AMENDMENT.
                       ---------

          The Board may amend or revise the Plan in whole or in part at any time; provided, however, that, to the extent required to comply with section 162(m) of the Code, no such amendment or revision shall be effective if it amends a material term of the Plan unless approved by the holders of a majority of the voting shares of New Hampshire Thrift Bancshares, Inc.; and provided, further, that no such amendment shall result in non-compliance with any applicable OTS Regulation.

          SECTION 8.3  ADJUSTMENTS IN THE EVENT OF A BUSINESS REORGANIZATION.
                       -----------------------------------------------------

          (a) In the event of any merger, consolidation, or other business reorganization in which the Company is the surviving entity, and in the event of any stock split, stock dividend or other event generally affecting the number of Shares held by each Person who is then a holder of record of Shares, the number of Shares covered by each outstanding Option and the number of Shares available pursuant to section 3.1 shall be adjusted to account for such event. Such adjustment shall be effected by multiplying such number of Shares by an amount equal to the number of Shares that would be owned after such event by a Person who, immediately prior to such event, was the holder of record of one Share, and the Exercise Price of the Options shall be adjusted by dividing the Exercise Price by such number of Shares; provided, however, that the Plan Administrators may, in its discretion, establish another appropriate method of adjustment.

          (b) In the event of any merger, consolidation, or other business reorganization in which the Company is not the surviving entity, any Options granted under the Plan which remain outstanding, whether or not exercisable, may be canceled as of the effective date of such merger, consolidation, business reorganization, liquidation or sale by the Board upon 30 days' written notice to the Option holder; provided, however, that on or as soon as practicable following the date of cancellation, each Option holder shall receive a monetary payment in such amount, or other property of such kind and value, as the Board determines in good faith to be equivalent in value to the Options that have been canceled.

          (c) In the event that the Company shall declare and pay any dividend with respect to Shares (other than a dividend payable in Shares) which results in a nontaxable return of capital to the holders of Shares for federal income tax purposes or otherwise than by dividend makes distribution of property to the holders of its Shares, the Company shall, in the discretion of the Plan Administrators, either:

             (i) make an equivalent payment to each Person holding an outstanding Option as of the record date for such dividend. Such payment shall be made at substantially the same time, in substantially the same form and in substantially the same amount per optioned Share as the dividend or other distribution paid with respect to outstanding Shares; provided, however, that if any dividend or distribution on outstanding Shares is paid in property other than cash, the Company, in the Plan Administrators' discretion, may make such payment in a cash amount per optioned Share equal in fair market value to the fair market value of the non-cash dividend or distribution; or

             (ii) adjust the Exercise Price of each outstanding Option in such manner as the Plan Administrators may determine to be appropriate to equitably reflect the payment of the dividend; or

            (iii) take the action described in section 8.3(c)(i) with respect to certain outstanding Options and the action described in section 8.3(c)(ii) with respect to the remaining outstanding Options.

                                  ARTICLE IX
                                  ----------

                                 MISCELLANEOUS
                                 -------------

          SECTION 9.1  STATUS AS AN EMPLOYEE BENEFIT PLAN.
                       ----------------------------------

          This Plan is not intended to satisfy the requirements for qualification under section 401(a) of the Code or to satisfy the definitional requirements for an "employee benefit plan" under section 3(3) of the Employee Retirement Income Security Act of 1974, as amended. It is intended to be a non-qualified incentive compensation program that is exempt from the regulatory requirements of the Employee Retirement Income Security Act of 1974, as amended. The Plan shall be construed and administered so as to effectuate this intent.

          SECTION 9.2  NO RIGHT TO CONTINUED EMPLOYMENT.
                       --------------------------------

          Neither the establishment of the Plan nor any provisions of the Plan nor any action of the Board or the Plan Administrators with respect to the Plan shall be held or construed to confer upon any Eligible Director or Eligible Employee any right to a continuation of his or her position as a director or employee of the Company. The Employers reserve the right to remove any Eligible Director or dismiss any Eligible Employee or otherwise deal with any Eligible Director or Eligible Employee to the same extent as though the Plan had not been adopted.

          SECTION 9.3  CONSTRUCTION OF LANGUAGE.
                       ------------------------

          Whenever appropriate in the Plan, words used in the singular may be read in the plural, words used in the plural may be read in the singular, and words importing the masculine gender may be read as referring equally to the feminine or the neuter. Any reference to an Article or section number shall refer to an Article or section of this Plan unless otherwise indicated.

          SECTION 9.4  GOVERNING LAW.
                       -------------

          The Plan shall be construed, administered and enforced according to the laws of the State of New Hampshire without giving effect to the conflict of laws principles thereof, except to the extent that such laws are preempted by federal law. The Plan shall be construed to comply with applicable OTS Regulations.

          SECTION 9.5  HEADINGS.
                       --------

          The headings of Articles and sections are included solely for convenience of reference. If there is any conflict between such headings and the text of the Plan, the text shall control.

          SECTION 9.6  NON-ALIENATION OF BENEFITS.
                       --------------------------

          The right to receive a benefit under the Plan shall not be subject in any manner to anticipation, alienation or assignment, nor shall such right be liable for or subject to debts, contracts, liabilities, engagements or torts, except to the extent provided in a qualified domestic relations order as defined in section 414(p) of the Code.

          SECTION 9.7  TAXES.
                       -----

          The Company shall have the right to deduct from all amounts paid by the Company in cash with respect to an Option under the Plan any taxes required by law to be withheld with respect to such Option. Where any Person is entitled to receive Shares pursuant to the exercise of an Option, the Company shall have the right to require such Person to pay the Company the amount of any tax which the Company is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of Shares to cover the amount required to be withheld.

          SECTION 9.8  APPROVAL OF SHAREHOLDERS.
                       ------------------------

          (a) The Plan shall not be effective or implemented unless the Plan is approved by a majority of shareholders of the Company voting in person or by proxy at a duly held shareholders' meeting. The Plan shall be effective as of the date of such approval.

          (b) No Option shall be granted prior to shareholder approval of the Plan.

          SECTION 9.9  NOTICES.
                       -------

          Any communication required or permitted to be given under the Plan, including any notice, direction, designation, comment, instruction, objection or waiver, shall be in writing and shall be deemed to have been given at such time as it is delivered personally or five (5) days after mailing if mailed, postage prepaid, by registered or certified mail, return receipt requested, addressed to such party at the address listed below, or at such other address as one such party may by written notice specify to the other party:

          (a)  If to the Plan Administrators:

               New Hampshire Thrift Bancshares, Inc.
               9 Main Street, P.O. Box 29
               Newport, NH 03773-0029
               Attention:  Corporate Secretary
                           -------------------

               with a copy to:

               Thacher Proffitt & Wood
               1500 K Street, NW, Suite 200
               Washington, DC 20005

               Attention:  Richard A. Schaberg, Esq.
                           -------------------------


          (b) If to an Option holder, to the Option holder's address as shown in the Employer's records.

                                   ARTICLE X
                                   ---------

                                THE TRUST FUND
                                --------------

          SECTION 10.1  ESTABLISHMENT OF A TRUST.
                        ------------------------

          The Company may, in its sole and absolute discretion, establish a trust for use in connection with the Options granted under this Plan. In the event the Company establishes a trust, it shall contribute, or cause to be contributed, from time to time, such amounts of money or property, which may include Shares, as shall be determined by the Company's Board of Directors, in its discretion. Upon the establishment of such trust, the Plan Administrators shall determine the rights, if any, which an Option holder shall have with respect to the Shares held in the trust. Any and all such rights shall be specified in the Option agreement issued to such Option holder.

          SECTION 10.2  THE TRUST FUND.
                        --------------

          The assets held in the trust established by the Company shall constitute a "trust fund" which shall be held and invested pursuant to a written trust agreement to be entered into between the Company and a trustee. The terms of the trust agreement shall include provisions conferring powers on the trustee as to investment, control and disbursement of the Trust Fund, and such other provisions not inconsistent with the Plan or any Option agreement, or as may be prescribed by or under the authority of the Company's Board of Directors. No bond or security shall be required of any trustee at any time in office.

          SECTION 10.3  INVESTMENTS OF THE TRUST FUND.
                        -----------------------------

          In the event a trust is established hereunder, the trustee shall invest the trust fund in Shares and in such other investments as may be permitted under the trust agreement, including savings accounts, time or other interest bearing deposits in or other interest bearing obligations of the Bank, in such proportions as shall be determined by the Plan Administrators; provided, however, that in no event shall the trust fund be used to purchase more than Two Hundred and Eight Thousand Eight Hundred Fifty-Five (208,855) Shares or such other amount as may be specified in section 3.1 hereof. Notwithstanding the immediately preceding sentence, the trustee may temporarily invest the trust fund in short-term obligations of, or guaranteed by, the U.S. Government or an agency thereof, or the trustee may retain the trust fund uninvested or may sell assets of the trust fund to provide amounts required for purposes of the Plan.

          The Company may, in its sole and absolute discretion, establish a trust for use in connection with certain of the Options granted under this Plan. In the event the Company establishes a trust, it shall contribute, or cause to be contributed, from time to time, such amounts of money or property, which may include Shares, as shall be determined by the Company's Board of Directors, in its discretion. Upon the establishment of such trust, the Plan Administrators shall determine the rights, if any, which an Option holder shall have with respect to the Shares held in the trust. Any and all such rights shall be specified in the Option agreement issued to such Option holder.

                                REVOCABLE PROXY

                     NEW HAMSHIRE THRIFT BANCSHARES, INC.
                                 9 MAIN STREET
                               NEWPORT, NH 03773

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
         NEW HAMPSHIRE THRIFT BANCSHARES, INC. FOR THE ANNUAL MEETING
                 OF SHAREHOLDERS TO BE HELD ON APRIL 8, 1998.

     The undersigned shareholder of New Hampshire Thrift Bancshares, Inc. hereby appoints Stephen W. Ensign and Ralph B. Fifield, Jr., or any of them, with full powers of substitution, to represent and to vote as proxy, as designated, all shares of common stock on New Hampshire Thrift Bancshares, Inc. held of record by the undersigned on February 13, 1998, at the 1998 Annual Meeting of Shareholders (the "Annual Meeting") to be held at 10:00 a.m. on April 8, 1998, at the Lake Sunapee Bank Building, 1868 Room, 9 Main Street, Newport, New Hampshire or at any adjournment or postponement thereof, upon the matters described in the accompanying Notice of the 1998 Annual Meeting of Shareholders and Proxy Statement, dated March 6, 1998, and upon such other matters as may properly come before the Annual Meeting. The undersigned hereby revokes all prior proxies.

     This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES LISTED IN ITEM 1 AND FOR THE PROPOSALS LISTED IN ITEMS 2, 3 AND 4.

           PLEASE MARK, SIGN AND DATE THIS PROXY ON THE REVERSE SIDE
               AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

--------------------------------------------------------------------------------
                             FOLD AND DETACH HERE

                                                           Please mark
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE       your votes       [X]
"FOR" ALL OF THE NOMINEES NAMED IN ITEM 1 AND VOTE         as indicated
"FOR" EACH OF THE PROPOSALS IN ITEMS 2, 3 AND 4.           in this example



1. Election of three Directors for terms of three years each.
Nominees: John J. Kiernan, Stephen R. Theroux, and Peter R. Lovely.

                FOR All Nominees (except                WITHHOLD for all
                as otherwise indicated)                     nominees
                        [_]                                   [_]

Instruction: TO WITHHOLD AUTHORITY to vote for any individual nominee, write that nominee's name in the space provided:


---------------------------------------------

2. Approval of the New Hampshire Thrift Bancshares, Inc. 1998 Stock Option Plan.

           FOR                     AGAINST                 ABSTAIN
           [_]                       [_]                     [_]

3. Ratification of the appointment of Shatswell, MacLeod & Company, P.C., as independent auditors for the fiscal year 1998.

           FOR                     AGAINST                 ABSTAIN
           [_]                       [_]                     [_]

4. Authorization of the Board of Directors, in its discretion, to direct the vote of proxies upon such matters as may properly come before the Annual Meeting, and any adjournment or postponement thereof, including, without limitation, a motion to adjourn the Annual Meeting.

           FOR                     AGAINST                 ABSTAIN
           [_]                       [_]                     [_]


I will attend the Annual Meeting.               [_]

Your comments are welcome,

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

The undersigned hereby acknowledges receipt of the Notice of the 1998 Annual Meeting of Shareholders and the Proxy Statement, dated March 6, 1998 for the Annual Meeting.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Signature(s)

Dated:                                   , 199
      -----------------------------------     ---
Please sign exactly as your name appears on this proxy. Joint owners should each sign personally. If signing as attorney, executor, administrator, trustee or guardian, please include your full title. Corporate or partnership proxies should be signed by an authorized officer.

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                             FOLD AND DETACH HERE